GMS-SUP-1 061016

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 10, 2016

Important Notice Regarding Change in Fund Name for Invesco Global Markets Strategy Fund

The purpose of this supplement is to provide you notice of an anticipated change to the current Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of Invesco Global Markets Strategy Fund.

The Board of Trustees of AIM Investment Funds (Invesco Investment Funds) has approved the name change of Invesco Global Markets Strategy Fund to Invesco Macro Allocation Strategy Fund effective on or about July 27, 2016.

GMS-SUP-1 061016